TAX EXPENSE (Details 1) - USD ($) $ in Thousands	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2021
TAX EXPENSE (Details)
Expected income tax benefit at statutory tax rate, net	$ (343)	$ (437)	$ (1,160)
State taxes (net of federal tax benefits)	(132)	(228)	(489)
Increase in valuation allowance	537	762	1,567
Loss on disposal	(62)	0	0
Debt discount	0	0	47
Debt forgiveness	0	(97)	0
Other	0	0	35
Reported income tax expense (benefit)	$ 0	$ 0	$ 0